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                                Focus Portfolio
                       Style Select Series(Registered)

                           Supplement to the Prospectus dated June 1, 1998



         Effective December 1, 1998, Class II shares of the Focus Portfolio
(the "Portfolio") will be subject to a contingent deferred sales charge of 1% on certain redemptions of Class II shares made within eighteen months of the date of purchase. This change will have no impact on shareholders purchasing Class II shares prior to December 1, 1998.

         The second paragraph on page 1 of the Prospectus is replaced in its entirety with the following:

                  The Portfolio currently offers Class A, Class B and Class II shares. The offering price is the next-determined net asset value per share, plus for each class a sales charge which, at the investor's option may (i) be imposed at the time of purchase (Class A shares), (ii) be deferred (Class B shares and purchases of Class A shares in excess of $1 million), or
                  (iii) contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class B shares may be subject to a declining contingent deferred sales charge ("CDSC") that may be imposed on redemptions made within six years of purchase. Class B shares of the Portfolio will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Class II shares may be subject to a CDSC imposed on redemptions made within eighteen months of purchase. Each class makes distribution and account maintenance and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Purchase of Shares."

         Under the section entitled "Summary of Fund Expenses" on page 3 of the Prospectus, the second footnote is replaced in its entirety with the following:

                  (2) Purchases of Class A shares in excess of $1 million will be subject to a CDSC on redemption made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class II shares applies only on redemptions made within eighteen months of purchase.


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         Under the section entitled "Purchase of Shares" on page 12 of the
Prospectus, the second full paragraph in the first column is replaced in its entirety with the following:


                  Class II Shares. Class II shares are offered at net asset value plus an initial sales charge as follows:

                                                             Concession
                                 Sales Charge                of Dealers
                 -----------------------------------       ---------------

                                        % of
                      % of            Net Amount                % of
                  Offering Price      Invested              Offering Price
                  --------------      --------              --------------
                      1.00%            1.01%                    1.00%


                  Certain redemptions of Class II shares made within eighteen months of the date of purchase are subject to a CDSC of 1%. The method for calculating any such CDSC will be the same method used for calculating the CDSC for Class B shares. See "Class B Shares" above.



Dated: December 1, 1998